Exhibit 10.3

[***] indicates that certain confidential information contained in this document, marked by brackets, has been omitted because the information is (i) not material and (ii) would be competitively harmful if disclosed.

Execution Version

FIRST AMENDMENT TO
MARKETING AGREEMENT

This FIRST AMENDMENT TO MARKETING AGREEMENT (this “Amendment”), dated as of October 7, 2016 (the “Amendment Effective Date”), is made by and between WEBBANK, a Utah-chartered industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and PROSPER MARKETPLACE, INC., a Delaware corporation having its principal location in San Francisco, California (“Company”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Existing Marketing Agreement (as defined below).

RECITALS

WHEREAS, reference is made to that certain Marketing Agreement, dated as of July 1, 2016, by and between Bank and Company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Marketing Agreement”); and

WHEREAS, the Parties desire to amend the Existing Marketing Agreement to provide for certain amendments to the Program terms.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Company mutually agree as follows:

1.                   Section 5(h) of the Existing Marketing Agreement is hereby amended by inserting the following sentence at the end thereof: “Notwithstanding the foregoing, Bank shall have no obligation to pay the [***] to Company pursuant to this Agreement with respect to any Select Loans; provided, that for the avoidance of doubt, Bank shall be required to pay the [***] to PFL with respect to any [***] (as defined in the Asset Sale Agreement) pursuant to Schedule 35 to the Asset Sale Agreement.”

2.                   Section 5(k)(4) of the Existing Marketing Agreement is hereby amended by inserting the following clause at the end of the last sentence thereof: “or, with respect to Select Loans, through the determination of the Select Loan Net Amount under Schedule 35 to the Asset Sale Agreement.” With respect to Select Loans, Company shall perform all of its obligations under the Marketing Agreement that apply to Loans (including the obligations in Section 5(k) and 5(l)) [***] with respect to a Select Loan (other than to the extent [***]).

3.                   [***] of the Existing Marketing Agreement is hereby amended by inserting the following sentence at the end thereof: “Notwithstanding the foregoing, Select Loans held by Bank shall not be included [***].”

4.                   The definition of “Excluded Servicing Losses” in Schedule 1 to the Existing Marketing Agreement is hereby amended by inserting the words “or Select Loans” immediately following the phrase “on Covered Loans (as defined in the Servicing Agreement).”

5.                   The following definition is added to Schedule 1 to the Existing Marketing Agreement:

“Select Loan” means a Loan for which, pursuant to an agreed designation by the Parties as contemplated by Schedule 35 to the Asset Sale Agreement, the related Asset is not offered for sale to PFL pursuant to Schedule 2 to the Asset Sale Agreement and is instead designated as a “Select Loan”; ” provided, that to the extent Bank elects not to sell any Select Loan Identified For Purchase (as defined in the Asset Sale Agreement), such Loan shall no longer be deemed to be a Select Loan for purposes of this Agreement and the Asset Sale Agreement.

6.                   The last paragraph of Schedule 6 to the Existing Marketing Agreement is hereby amended by inserting the following sentence at the end thereof: [***].

7.                   Miscellaneous.

(a)	Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Existing Marketing Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Marketing Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Existing Marketing Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken and construed as an integral part of the Existing Marketing Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Marketing Agreement. In the event of any inconsistency between this Amendment and the Existing Marketing Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the Program Documents or amendments thereto to the Existing Marketing Agreement shall be deemed to mean the Existing Marketing Agreement as amended by this Amendment.
(b)	Counterparts. This Amendment may be executed and delivered by the Parties in any number of counterparts, and by different parties on separate counterparts, each of which counterpart shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(c)	Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

WEBBANK

By: ______________________________
Name:
Title:

[Signature Page to First Amendment to Marketing Agreement]

PROSPER MARKETPLACE, INC.

By: ______________________________
Name:
Title:

[Signature Page to First Amendment to Marketing Agreement]